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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 29, 2004
         ---------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-19557                 36-3777824
-------------------------------       --------------      ---------------------
 (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


          1955 W. Field Court, Lake Forest, Illinois         60045
         --------------------------------------------      ----------
           (Address of principal executive offices)        (Zip Code)


                                 (847) 803-4600
                      ------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICER

         On October 29, 2004, Salton, Inc. announced that Daniel J. Stubler, the retired President and Chief Operating Officer of Toastmaster, Inc., has been elected as a director to fill the vacancy resulting from the resignation of Bert Doornmalen. Mr. Stubler will serve on the Audit Committee of the Board of Directors.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 29, 2004

                                         SALTON, INC.


                                         /s/ WILLIAM B. RUE
                                         ----------------------------------
                                         William B. Rue
                                         President and Chief Operating Officer
                                         and Director





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